EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF AMAZONICA CORP

In connection with the accompanying Quarterly Report on Form 10-Q of Amazonica Corp for the quarter ended October 31, 2013, the undersigned, Michael Soursos, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Amazonica Corp, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of Amazonica Corp

Date: December 23, 2013	/s/ Michael Soursos
Michael Soursos
President and Chief Executive Officer, principal accounting officer and principal financial officer